Exhibit 99.1

Brevard Orthopaedic,
Spine & Pain Clinic, Inc. &
Subsidiary

Consolidated Financial
Statements

Years ended

December 31, 2014 and 2013

Table of Contents

Page

FINANCIAL STATEMENTS

Report on Independent Registered Accounting Firm	1

Consolidated Balance Sheet	2

Consolidated Statement of Income and Accumulated Deficit	3

Consolidated Statement of Cash Flows	4

Notes to Consolidated Financial Statements	5-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Brevard Orthopaedic, Spine& Pain Clinic, Inc.

We have audited the accompanying consolidated balance sheets of Brevard Orthopaedic, Spine & Pain Clinic, Inc. and its subsidiary (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2014. The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit as of December 31, 2014. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ RBSM LLP

New York, New York

July 21, 2015

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS
Current assets	$483,169	$556,492
Accounts receivable, net	1,974,264	1,837,420
Prepaid and other current assets	55,896	51,949
Shareholder loan receivables	123,550	123,550
Capitalized financing costs, current position	5,269	9,221
Total current assets	$2,642,148	$2,578,631

Property, plant and equipment, net of accumulated depreciation of $1,161,876 and $1,270,749, respectively	41,131	139,058

Other assets
Investment in affiliate	26,710	23,054

Total assets	$2,709,989	$2,740,743

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable and accrued expenses	600,040	627,352
Deferred rent	237,620	303,697
Line of credit, short term	373,782	142,113
Notes payable, current position	134,172	129,534
Total current liabilities	1,345,614	1,202,696

Long term debt:
Deferred rent	1,252,016	882,243
Notes payable, long term portion	341,906	475,790
Total long term debt	1,593,922	1,358,033

Total liabilities	2,939,536	2,560,729

Stockholders’ (deficit) equity
Common stock, $0.01 par value; 10,000 shares authorized, Issues and outstanding	100	100
Additional paid in capital	461,873	411,698
Accumulated deficit	(691,520)	(231,783)
Total stockholders’ (deficit) equity	(229,547)	180,014

Total liabilities and stockholders’ (deficit) equity	$2,709,989	$2,740,743

See the accompanying notes to these consolidated financial statements

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME AND ACCUMULATED DEFICIT

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
Revenues:
Patient service revenue	$12,988,269	$12,804,711
Provision for bad debts	(37,561)	(47,226)
Net patient service revenue less provision for bad debts	12,950,708	12,757,486
Rental Revenue	1,069,734	1,010,280
Total Revenue	14,020,442	13,767,766

Operating expenses:
Salaries and benefits	8,053,348	8,725,004
General and administrative	6,143,605	5,241,055
Depreciation	108,873	133,537
Total operating expenses	14,305,826	14,099,596

Net (loss) income from operations	(285,384)	(331,829)

Other income (expense):
Other expense	(63,307)	(22,024)
Gain on sale of investment	-	1,223,721
Amortization financing costs	(3,952)	(3,952)
Interest expense, net	(26,904)	(48,359)
Total other expense	(94,163)	1,149,386

NET INCOME	(379,547)	817,556
Accumulated Deficit, beginning of year	(231,783)	(1,049,339)
Less S-Corp distributions	(80,190)	-
Accumulated Deficit, end of year	$(691,520)	$(231,783)

See the accompanying notes to these consolidated financial statements

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
New income (loss)	$(379,546)	$817,556
Adjustments to reconcile net loss to cash provided by Operating activities:
Depreciation	108,873	133,537
Amortization of financing costs	3,952	3,952
Bad debt expense	37,561	47,226
Gain on sale of investment	-	(1,223,721)

Changes in operating assets and liabilities:
Accounts receivable	(174,405)	(165,710)
Prepaid expenses and other	(3,947)	(1,598)
Investment in affiliate	(3,656)	572,179
Accounts payable and accrued expenses	(27,312)	32,389
Deferred rent	303,696	331,474
Net cash (used in) provided by operating activities	(134,784)	547,284

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(10,946)	(3,479)
Loans to shareholders	-	(193,094)
Net cash used in investing activities	(10,946)	(196,573)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for S-Corp distributions	(80,190)	-
Proceeds from additional paid in capital	50,175
Proceeds from line of credit	231,669	163,750
Net payments on line of credit	-	(409,254)
Net payments on notes payable	(129,246)	(126,501)
Net cash (used in) provided by financing activities	72,408	(372,005)

Net (decrease) increase in cash and cash equivalents	(73,322)	(21,294)
Cash and cash equivalents, beginning of period	$556,492	$577,786

Cash and cash equivalents, end of period	$483,170	$556,492

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for interest	$26,904	$48,359
Proceeds from sale of investment	$-0-	$2,519,201

See the accompanying notes to these consolidated financial statements

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 1— ORGANIZATION, BUSINESS AND PRINCIPLES OF CONSOLIDATION

A summary of the significant accounting policies applied in the presentation of the accompanying consolidated financial statements follows:

Basis and business presentation

Brevard Orthopaedic Spine & Pain Clinic, Inc. (the “Company” or “BOSPC”) was founded in 1981 by Dr. Glenn Bryan and incorporated in the State of Florida. BOSPC was formally known as Brevard Orthopaedic Clinic, Inc. In 1992 with the addition of Dr. Richard A. Hynes, the focus of the general orthopaedic clinic was shifted to specializing in treatment of the neck and spine. Over the years, multiple physicians and midlevel practitioners joined BOSPC and in 2002, the name of the Company changed to Brevard Orthopaedic Spine and Pain Clinic, Inc. doing business as “The B.A.C.K. Center”. The acronym “B.A.C.K.” stands for "Back Authority for Contemporary Knowledge”. BOSPC provides medical services at a main office building and two satellite locations throughout Brevard County, Florida. The main office building is known as the “Crane Creek Campus” which is located in Melbourne, Florida.

At the Crane Creek Campus, BOSPC is able to provide other medical services which include diagnostic testing and an ambulatory surgery center. In addition to medical services at the Crane Creek Campus, BOSPC provides educational programs for the public and staff, as well as a venue for training visiting residents and physicians.

The consolidated financial statements include the accounts of the Company, TBC Equipment Leasing, LLC (the “Subsidiary”) which is a wholly-owned subsidiary of BOSPC. All significant intercompany balances and transactions have been eliminated in consolidation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

GOING CONCERN UNCERTAINTIES

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statement, the Company has accumulated a deficit of $691,520 as of December 31, 2014. The ability of the Company to continue as a going concern is in doubt and dependent upon achieving a profitable level of operations or on the ability of the Company to obtain necessary financing to fund ongoing operations. Management believes that its current and future plans enable it to continue as a going concern for the next twelve months.

To meet these objectives, the Company continues to seek other sources of financing in order to support existing operations and expand the range and scope of its business. However, there are no assurances that any such financing can be obtained on acceptable terms and timely manner, if at all. The failure to obtain the necessary working capital would have a material adverse effect on the business prospects and, depending upon the shortfall, the Company may have to curtail or cease its operations.

The accompanying consolidated financial statements do not include any adjustment to the recorded assets or liabilities that might be necessary should the Company have to curtail operations or be unable to continue in existence.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, “Revenue Recognition” (“ASC 605-10”) which requires that four basic criteria be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, “Multiple-Element Arrangements” (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing ASC 605-25 on the Company's financial position and results of operations was not significant.

The Company recognizes, in accordance with Accounting Standards Codification subtopic 954-310, “Health Care Entities” (“ASC 954-310”), significant patient service revenue at the time the service are rendered, even though it does not assess the patient’s ability to pay. Therefore, The Company’s interim and annual periods reports disclose both its policy for assessing and disclosing the timing and the amount of uncollectable patient service revenue recognized as doubtful. Qualitative and quantitative information about significant changes in the allowance for doubtful accounts related to patient accounts receivable are disclosed in the Company’s reports. These estimates are based upon the past history and identified trends for each of our payers.

Patient Service Revenue

The Company recognizes patient service revenue associated with services provided to patients who have third-party payer coverage on the basis of contractual rates for the services provided. For uninsured or self-pay patients that do not qualify for charity care, the Company recognizes revenue on the basis of its standard rates for services provided (or on the basis of discounted rates, if negotiated or provided by policy). On the basis of historical experience, a portion of the Company’s patient service revenue may be potentially uncollectible due to patients who are unable or unwilling to pay for the services provided or the portion of their bill for which they are responsible. Thus, the Company records a provision for bad debts related to potentially uncollectible patient service revenue in the period the services are provided.

Rental Revenue

BOSPC leases 71,387 square feet of commercial office space. The company subleases approximately 34,480 square feet of commercial office space to third party tenants. The Company recognizes rental revenue associated with the period of time the facility is leased at the contractual lease rates (or on the basis of discounted rates, if negotiated).

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash

Cash consists of cash held in bank demand deposits. The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents. As of December 31, 2014 and 2013, the Company had cash balances of $483,169 and $556,492 respectively.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable. Occasionally, the Company’s cash and cash equivalents in interest-bearing accounts may exceed FDIC insurance limits. The financial stability of these institutions is periodically reviewed by senior management.

Accounts Receivable

Accounts receivables are carried at their estimated collectible amounts net of doubtful accounts. The Company analyzes its past history and identifies trends for each major payer sources of revenue to estimate the appropriate allowance for doubtful accounts and provision for bad debts. Management regularly reviews data about these major payer sources of revenue in evaluating the sufficiency of the allowance for doubtful accounts.

•	Rental receivables. Accounts receivable from rental activities are periodically evaluated for collectability in determining the appropriate allowance for doubtful account provision for bad debts and provision of bad debts.

•	Patient receivable. For accounts receivable from services provided to patients who have third-party coverage, the Company analyzes contractually due amounts and provides a provision for bad debts, if necessary. The Company records a provision for bad debts in the period of service on the basis of past experience or when indications are the patients are unable or unwilling to pay the portion of their bill for which they are responsible. The difference between the standard rates (or the discounted rates if negotiated) and the amounts actually collected after all reasonable collection efforts have been exhausted, is charged off against the allowance for doubtful accounts.

As of December 31, 2014 and 2013, the Company’s allowance for bad debts was $1,213,531 and $1,747,815, respectively.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference, less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 to 7 years.

Capitalized financing costs

Capitalized financing costs represent costs incurred in connection with obtaining the debt financing. These costs are amortized ratably and charged to amortization expense over the term of the related debt. The amortization for the years ended December 31, 2014 and 2013 was $3,952. Deferred financing costs at December 31, 2013 and 2014 were $5,269, and $9,221, respectively.

Investments in Affiliates

In accordance with the equity method of accounting, investments in non-consolidated affiliates is carried at cost, adjusted for the Company’s proportionate share of their undistributed earnings or losses.

On September 1, 2013, the Company sold its equity method investment in Crane Creek Surgical Partners, LLP (CCSP), for gross sale proceeds of $2,519,201. For the years ended December 31, 2013, the Company recognized a gain on the sale of CCSP in the amount of $1,223,721, as shown on the statement of income. This gain was computed based on the gross sale proceeds plus the Company’s negative capital account basis at the time of sale.

Income Taxes

The Company and its subsidiary, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S-Corporation. In lieu of corporate income taxes, the shareholders of an S-Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for Federal and state income taxes has been included in the financial statements.

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute of the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Management evaluates the Company’s tax positions, including the effect of changes of tax laws, on an annual basis, both past and current.  If management determines that a past or current tax position is

Uncertain, then a tax liability is calculated to represent the increase in taxes anticipated upon examination.  As of December 31, 2014 and 2013, management has determined that all past and current tax positions were likely to be realizable and sustainable upon examination and that the calculation of a tax liability was not necessary.

Tax years ended December 31, 2012 through 2014 remain subject to possible examination by the Internal Revenue Service.

Compensated Absences

Employees of the Company are entitled to paid vacations, paid, sick days, and personal days off, depending on the job classification, length of service, and other factors. As of December 31, 2014 and 2013, there was $176,439 and $166,498, respectively, of accrued compensated absences eligible to be carried over to the following year.

Fair Value

Accounting Standards Codification subtopic 825-10, “Financial Instruments” (“ASC 825-10”) requires disclosure of the fair value of certain financial instruments. The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, and short-term borrowings, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

The Company follows Accounting Standards Codification subtopic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”) and Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”), which permits entities to choose to measure many financial instruments and certain other items at fair value. Neither of these statements had an impact on the Company’s financial position, results of operations nor cash flows.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

The FASB has issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU supersedes the revenue recognition requirements in Accounting Standards Codification 605 - Revenue Recognition and most industry-specific guidance throughout the Codification. The standard requires that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This ASU is effective on January 1, 2017 and should be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying the ASU recognized at the date of initial application. The Company has not yet determined the effect of the adoption of this standard and it is expected to have an immaterial impact on the Company’s consolidated financial statements.

There are other various updates recently issued, most of which represent technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 3 - PROPERTY PLANT & EQUIPMENT

Property, plant and equipment at December 31, 2013 and 2014 are as follows:

	2013	2014
Signs	$91,899	$91,899
Furniture and fixtures	646,787	646,787
Equipment	406,794	417,740
Medical equipment	155,454	155,454
	1,300,934	1,311,880
Less accumulated depreciation	(1,161,876)	(1,270,749)
	$139,058	$41,131

For the years ended December 31, 2014 and 2013, depreciation expense charged to operations was $108,873 and $133,537, respectively.

NOTE 4 - INVESTMENTS

At December 31, 2013 and 2014, the Company owned a 0.6660% interest in a non-consolidated affiliate, Doctor’s Surgical Partnership, LTD. In accordance with the equity method of accounting, investments in non-consolidated affiliates are carried at cost, adjusted for the Company’s proportionate share of their undistributed earnings or losses.

The Company sold its equity method investment in Crane Creek Surgical Partners, LLP, on September 1, 2013 for gross proceeds of $2,519,201. The gross proceeds plus the Company’s negative basis in the investment at the time of the sale resulted in a gain of $1,223,721 for the year ended December 31, 2013.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 5 - LINES OF CREDIT

Line of Credit, Florida Business Bank

On June 27, 2012 the Company entered into a Promissory Note (the “Loan Agreement”) with Florida Business Bank, a Florida banking corporation (the “Lender”). Under the Loan Agreement, the Lender committed to make an accounts receivable line of credit in the maximum aggregate amount of $1,000,000, with an interest rate of Prime floating plus 1.0%, as published in the Wall Street Journal, with a floor of 4.50% per annum (the “Loan”).

The loan was modified on April 9, 2013, allowing a temporary increase to $1,383,000 and allowing for a one time draw of up to $995,000 to be distributed to the shareholders for the purposes of financing the capitalization of TBC Equipment Leasing, LLC. The one time draw was repaid within 45 days and the availability under the Loan returned to $1,000,000. The modification allows for an interest rate of one month Libor floating plus 2.75, as published in the Wall Street Journal, with a floor of 2.96% per annum (2.96% at December 31, 2014 and 2013, respectively).

Interest shall be due and payable monthly and principal in due on demand. The outstanding principal balance plus all accrued but unpaid interest shall be due on demand (the “Maturity Date”). Upon default, the interest may be adjusted to the highest rate permissible by law. The Loan is secured by all assets of the Company now owned or hereafter acquired. The assets constitute the collateral for the repayment of the Loan.

The Loan Agreement also includes covenants, representations, warranties, indemnities and events of default that are customary for facilities of this type. The advance rate is defined as: 60% of Medicare and Medicaid receivables less than 90 days old multiplied by a factor of 0.25, plus all other receivables less than ninety days old multiplied by a factor of 0.50. As of date, the Company has not violated the loan covenants.

The obligations of the Company under the Loan Agreement are guaranteed by the shareholders of the Company. The Loan Agreement is also guaranteed in the amount of $950,000 by related parties of the shareholders. As of December 31, 2014 and 2013, the outstanding balance on this loan is $373,782 and $142,113, respectively.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 6 - NOTE PAYABLE

On June 27, 2012 entered into a promissory note as described below to pay down the previous existing line of credit. The aggregate amount of the note of $900,931 bears 5.50% interest per annum with monthly payments of $14,752.82 beginning in July 16, 2012, which is based on a 6 year amortization schedule with all remaining principal and interest due in full on June 16, 2018.

The note was modified on April 9, 2013 requiring a principal and interest payment of $11,434.06 and a fixed interest rate of 3.89%. The note is secured by a hypothecated first position lien on all assets leased to the Company by the Subsidiary and the assignment of $634,000 of life insurance from each Guarantor. The obligations of the Company under the note are guaranteed by the shareholders of the Company.

Notes payable as of December 31, 2013 and 2014 is comprised of the following:

	2013	2014
Note payable, Florida Business Bank	$570,124	$453,308
Capital lease, Equipment	35,200	22,770
	605,324	476,078
Less current portion	(129,534)	(134,172)
	$475,790	$341,906

Capital Lease — Equipment

On October 25, 2011, the Company entered into a lease agreement to acquire equipment with 60 monthly payments of $1,035.53 payable through October 26, 2016, with no stated interest rate. The Company may elect to acquire the leased equipment at a nominal amount at the end of the lease.

Aggregate principal maturities of long-term debt as of December 31:

Year ended December 31, 2015	$134,172
Year ended December 31, 2016	136,903
Year ended December 31, 2017	131,575
Year ended December 31, 2018	73,141

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company rents office space from an affiliate of one of the shareholders (see Note 4). For the years ended December 31, 2014 and 2013, total rents paid by the Company to the related party were $209,362.

As of December 31, 2014 and 2013, the Company has loan receivables from two shareholders totaling $123,550, for the payment of a capital call to an affiliate of the shareholders. The receivables are non-interest bearing and due on demand.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company has a claim filed, in Brevard County, Florida Circuit Court, against Health First Management, Inc due to a contract dispute. A counterclaim was filed against the Company. The case has been litigated for a substantial amount of time and a trial is anticipated to take place within the next twelve months. The Company has vigorously defended against the counterclaim. The Company has accrued a possible loss contingency of approximately $118,000 as of December 31, 2014.

Operating Leases

The Company leases office space under various non-cancelable operating leases that expire at various dates through June 2026. Terms of the lease agreements provide for rental payments ranging from approximately $4,200 to $200,000 per month. Certain leases include charges for sales and real estate taxes and a proration of common area maintenance expenses. Under generally accepted accounting principles (GAAP), all rental payments, including fixed rent increases, are recognized on a straight-line basis over the life of the lease. The GAAP rent expense and the actual lease payments are reflected as deferred rent on the accompanying balance sheet. For the years ended December 31, 2014 and 2013, lease expense amounted to $3,391,720 and $2,939,577, respectively.

The following is a schedule of future minimum lease payments for all non-cancelable operating leases for each of the next five years ending December 31 and thereafter:

2015	3,494,535
2016	3,494,547
2017	3,444,197
2018	3,444,209
2018	3,444,221
$17,321,709

Guarantees

Two of the Company’s shareholders and a related party have guaranteed the full and prompt payment of the base rent, the additional rent and any all other sums and charges payable by a tenant, its successors and assigns under the lease, and the full performance and observance of all the covenants, terms, conditions and agreements for one of the above mentioned operating leases.

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BREVARD ORTHOPAEDIC, SPINE & PAIN CLINIC, INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 9 – SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

In June 2015, one of the Company’s physicians, who is a shareholder of the Company, terminated their employment due to a disability.

The Company entered into an operating and control agreement on May 1, 2015 with TBC Holdings of Melbourne, Inc.

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